AMENDMENT NO. 1

TO

PREFERRED STOCK REPURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO THE PREFERRED STOCK REPURCHASE AGREEMENT (this "Amendment") is made and entered into as of February 6, 2007, by and among US LEC Corp., a Delaware corporation (the "Company"), the persons identified on the signature pages hereto as the "Bain Seller" and Thomas H. Lee Equity Fund IV, L.P. (the "THL Agent"), PAETEC Corp., a Delaware corporation ("PAETEC"), Richard T. Aab ("Mr. Aab"), Melrich Associates, L.P., a New York limited partnership ("Melrich"), and Tansukh V. Ganatra ("Mr. Ganatra").

W I T N E S S E T H:

WHEREAS, the Company, PAETEC, Bain Seller, THL Agent and related parties, Mr. Aab, Melrich and Mr. Ganatra are parties to a Preferred Stock Repurchase Agreement, dated as of August 11, 2006 (the "Repurchase Agreement") and wish for the transactions contemplated by the Merger Agreement, as defined in the Repurchase Agreement (the “Merger Agreement”), to be consummated; and

WHEREAS, to facilitate the consummation of the transactions contemplated by the Merger Agreement, the Company, PAETEC, Bain Seller, THL Agent and related parties, Mr. Aab, Melrich and Mr. Ganatra wish to enter into this Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, PAETEC, Bain Seller, THL Agent and related parties, Mr. Aab, Melrich and Mr. Ganatra hereby agree as follows:

1.            Capitalized Terms. Capitalized terms that are used by not defined in this Amendment shall have the meanings ascribed to such terms in the Repurchase Agreement.

2.            Amendment of Section 4(b) and Section 9(v). Clause (b) of Section 4 of the Repurchase Agreement is hereby amended by deleting the first parenthetical therein in its entirety and replacing it with the following parenthetical, and clause (v) of Section 9 of the Repurchase Agreement is hereby amended by deleting the parenthetical therein in its entirety and replacing it with the following parenthetical:

"(as defined in the Merger Agreement in effect on the date hereof or as from time to time hereafter amended or modified with the prior written consent of the Sellers)"

3.            Consent. The Sellers hereby irrevocably consent to an amendment to the Merger Agreement that would extend the Outside Date to March 31, 2007.

4.            THL Agent. The THL Agent as of the date hereof certifies it is the attorney in fact for the THL Sellers (as defined in the Repurchase Agreement) and it is expressly authorized by the THL Sellers to execute this Amendment on behalf of the THL Sellers.

5.            Continuing Effect. This Amendment shall not constitute an amendment or modification of any provision of the Repurchase Agreement not expressly referred to herein. Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Repurchase Agreement shall remain unchanged and in full force and effect.

6.            Counterparts. This Amendment may be executed in any number of counterparts which, taken together, shall constitute a single, binding instrument.

7.            Governing Law. This Amendment and any disputes arising out of or related to it shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

US LEC CORP.

By:	/s/ Richard T. Aab
Name: Richard T. Aab
Title: Chairman of the Board

PAETEC CORP.

By:	/s/ Arunas A. Chesonis
Name: Arunas A. Chesonis
Title: CEO, Chairman & President

THE "BAIN SELLER":

BAIN CAPITAL CLEC INVESTORS, L.L.C.

By:	Bain Capital Fund VI, L.P.,

its Administrative Member

By:	Bain Capital Partners VI, L.P.,

its General Partner

By:	Bain Capital Investors VI, Inc.,

its general partner

By:	/s/ Michael A. Krupka
Name: Michael A. Krupka
Title: Managing Director

THE "THL SELLERS":

THOMAS H. LEE EQUITY FUND IV, L.P., as
THL Agent for the THL Sellers

By:	THL Equity Advisors IV, LLC,
its general partner

By:	/s/ Anthony J. DiNovi
Name: Anthony J. DiNovi
Title: Managing Director

/s/ Richard T. Aab
Richard T. Aab

MERLICH ASSOCIATES

By:	/s/ Richard T. Aab
Name: Richard T. Aab
Title: General Partner

/s/ Tansukh V. Ganatra
Tansukh V. Ganatra

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